Exhibit 10.1

AMENDED AND RESTATED FACILITY AGREEMENT

THIS AMENDED AND RESTATED FACILITY AGREEMENT (the “Agreement”) is made as of May 27, 2026, by and between L.I.A. Pure Capital Ltd., company no. 514408715, or such other party as shall be designated by L.I.A. Pure Capital Ltd. (the “Lender”) and Nexentis Technologies Inc. (formerly N2OFF, Inc.) (the “Borrower” or the “Company”) (the Borrower together with the Lender, the “Parties” and individually each a “Party”). This Agreement amends and restates in its entirety that certain Facility Agreement, dated as of October 1, 2024, by and between the Lender and the Borrower (the “Original Agreement”). From and after the date hereof, the Original Agreement shall be amended and restated in its entirety and replaced by this Agreement.

WHEREAS,	the Borrower is a publicly traded company; and

WHEREAS,	the Borrower desires to receive funding in the aggregate amount of EUR ten million (€10,000,000) (the “Principal Amount”) whereby such Principal Amount shall be used for purposes of financing the Company’s operations and potential transactions, which may include acquisitions, provided such draw down is pre-approved by the Lender; and

WHEREAS,	the Parties wish to set forth in this Agreement the terms and conditions of the Loan (as defined below) and to determine their mutual rights and obligations.

Now, Therefore, the parties hereto hereby agree as follows:

1.	Preamble and Definitions

1.1.	The Preamble to this Agreement and all Schedules hereto shall constitute an integral part of this Agreement.

1.2.	In this Agreement, including the Schedules hereto, the following terms shall have the meanings set out opposite them below:

“Business Day” Means a day (other than a Friday, Saturday and an official holiday) on which banks are generally open for business in Israel.

“Effective Date” Means the date the Agreement is signed by the Parties.

1.3.	Interpretation

In this Agreement, unless the contrary intention appears, a reference to:

1.3.1.	a Section, Clause, a Sub-clause or a Schedule is a reference to a section, clause or sub-clause of, or a schedule to, this Agreement;

1.3.2.	a Party or any other person/entity includes its successors in title, permitted assignees and permitted transferees;

1.3.3.	the headings in this Agreement do not affect its interpretation; and

1.3.4.	any dispute of interpretation in relation to any clause set forth in the Agreement shall be interpreted in accordance with and in the context of the Purpose.

2.	Representations and Warranties of the Borrower

The Borrower hereby represents, covenants and warrants to the Lender as follows:

2.1.	The Borrower is a corporation duly organized, validly existing under the laws of the State of Nevada.

2.2.	The Borrower has the corporate power to enter into, perform and deliver, and has taken all necessary actions to authorize the entry into, performance and delivery of, the Agreement and all its Exhibits and Schedules, and to carry on its business as now being conducted.

2.3.	The entry into this Agreement by the Borrower does not conflict with: (i) any applicable law; (b) the articles of incorporation or bylaws of the Company or any of its other constitutional documents; or (iii) any agreement which it is a party or under which it is bound.

2.4.	No consent, approval, order or authorization of any third party, or registration, qualification, designation, declaration or filing with governmental authority is required on the part of the Borrower in connection with the consummation of the transactions contemplated by this Agreement.

2.5.	The authorized share capital of Borrower consists of (i) 500,000,000 shares, consisting of (i) 495,000,000 shares of common stock, par value $0.0001, and (ii) 5,000,000 shares of preferred stock, of which zero shares of preferred stock are issued and outstanding as of the Effective Date. Except as disclosed in the Company Reports or as detailed in the disclosure schedule attached as Schedule 2 hereto (“Disclosure Schedule”): (i) there are no outstanding bonds, debentures, notes or other indebtedness or other securities of Borrower having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Borrower; (ii) there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Borrower is a party or by which it is bound obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of common stock of Borrower or other equity or voting securities of Borrower or obligating Borrower to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking; (iii) there are no outstanding contractual obligations, commitments, understandings or arrangements of Borrower to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of common stock of the Borrower or any other securities of Borrower; (iv) there are no agreements or arrangements pursuant to which Borrower is or could be required to register Borrower’s shares of common stock or other securities under the Securities Act (as defined below) or other agreements or arrangements with or among any holders of Borrower or with respect to any securities of Borrower; and (v) the issuance of the Shares (as defined below) will not trigger any anti-dilution rights of any existing securities of Borrower. Except as disclosed in the Company Reports, as of the Effective Date, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from Borrower, or otherwise require Borrower to issue, any shares of share capital of Borrower or securities or obligations of any kind convertible into or exchangeable for any shares of common stock of Borrower.

2.6.	Since January 1, 2021, Borrower has filed all forms, reports and documents with the Securities and Exchange Commission (the “SEC”) that have been required to be filed by it under applicable laws prior to the date hereof (all such forms, reports and documents, together with all documents filed or furnished on a voluntary basis and all exhibits and schedules thereto, the “Company Reports”). As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), (i) each Company Report complied as to form in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or the Sarbanes-Oxley Act of 2002, as the case may be, each as in effect on the date such Company Report was filed, and (ii) each Company Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the knowledge of the Borrower, none of the Company Reports is the subject of ongoing SEC review or investigation. The financial statements included in the Company Reports comply in all material respects with the applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. The financial statements included in the Company Reports have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis (“GAAP”), and fairly represent the financial position of Borrower and as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the omission of certain footnotes. Except as set forth in the Company Reports, Borrower has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet of Borrower or in the notes thereto.

2.7.	Since January 1, 2021, and except as disclosed in its Company Reports or Disclosure Schedule, (i) Borrower has not incurred any liabilities or obligations, indirect, or contingent, or entered into any oral or written agreement or other transaction which exceeds US$100,000; (ii) Borrower has not paid or declared any dividends or other distributions with respect to its share capital, or redeemed or purchased or otherwise acquired any of its shares of Common Stock and Borrower is not in default in the payment of principal or interest on any outstanding debt obligations, except as set forth herein; (iii) Borrower has not initiated any compensation arrangement or agreement with any executive officer; (iv) there has not been any change in the shares of Common Stock of Borrower; and (v) there has not been any other event which has caused, or is likely to cause, a material adverse effect on Borrower.

2.8.	Other then as disclosed in its Company Reports or Disclosure Schedule, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or, to the knowledge of Borrower, threatened against Borrower. Borrower is not subject to any order, writ, judgment, injunction, decree or award of any court or any governmental authority.

2.9.	Borrower has not been advised, nor does Borrower have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business.

2.10.	Except as otherwise notified by the Borrower to the Lender, Borrower has filed all necessary federal, state and foreign income and franchise tax returns, and the equivalent thereof with the respective organs in the State of Nevada, and has paid or accrued all taxes shown as due thereon, and Borrower has no knowledge of a tax deficiency which has been or might be asserted or threatened against it.

2.11.	The Shares (as defined below), when issued (if applicable), will conform in all material respects to the descriptions of Borrower’s shares of Common Stock contained in the Company Reports and other filings with the SEC.

2.12.	Borrower has disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act) that are designed to ensure that material information relating to Borrower is made known to Borrower’s principal executive officer and Borrower’s principal financial officer or persons performing similar functions.

2.13.	All disclosure provided to Lender regarding Borrower, its business and the transactions contemplated hereby, including the exhibits to this Agreement, furnished by Borrower with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.14.	This Agreement has been duly executed and delivered by and constitutes a valid and binding obligation of Borrower, enforceable in accordance with its terms.

3.	Representations and Warranties of the Lender

The Lender hereby represents, covenants and warrants to the Borrower as follows:

3.1.	The Lender, and any additional persons and/or entities that may provide funds under this Agreement solely by and through the Lender (the “Additional Persons”), is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and to support its classification as an Accredited Investor, Lender shall sign and deliver to Borrower the declaration in the form attached hereto as Schedule 3.

4.	Loan Drawdowns

The Borrower shall be entitled, at its discretion, to submit a request to draw down an aggregate amount not exceeding EUR ten million (€10,000,000) for purposes of financing the Company’s operations and potential transactions, which may include acquisitions, provided such draw down is pre-approved by the Lender. Each such drawdown amount shall be deposited within two (2) Business Days of approval of such draw down request directly by the Lender into the Company’s bank account detailed in Schedule 4.1 hereto, and the Lender shall deliver to the Borrower a wire confirmation thereof upon such transfer date.

5.	Interest

Interest on the Principal Amount (the Principal Amount together with Interest accrued thereon, the “Loan”) shall accrue at a rate of seven percent (7%) per annum, which amount shall be paid in advance by the Company to the Lender upon each drawdown for a period representing twenty four (24) months, and such payment shall be deducted from the drawdown.

6.	Repayment

The Borrower shall repay the Principal Amount to the Lender exclusively from proceeds resulting from either (a) the Company Projects or (b) financing transactions of the Company whereby the Lender shall receive an amount representing 33% of the proceeds from such financing transactions; for the avoidance of any doubt, it shall be understood that the Company shall not be held liable to repay any amount of the Principal Amount other than from proceeds received from the Company Projects. Notwithstanding the foregoing, any amount remaining under the Principal Amount as of the fifth (5th) anniversary of the Closing (the “Term”) shall be repaid within thirty (30) days of the end of the Term and the Borrower shall be entitled to repay the Lender from additional sources.

7.	Taxes

7.1.	Any tax consequences arising from the grant or repayment of the Loan, shall be borne solely by the Lender. Borrower is allowed to withhold tax at source from any repayment it shall pay to the Lender pursuant to applicable law, unless Borrower has provided it with a valid tax exemption issued by the Israeli Tax Authority providing otherwise.

7.2.	The Borrower shall pay VAT, where applicable, on any payment paid by it against an applicable tax invoice.

8.	Warrant

8.1	The Borrower shall issue to the Lender a warrant to purchase 1,850,000 shares of Common Stock, with an exercise of price of $1.00 (the “Warrant”), in the form attached hereto as Annex A, which Warrant shall include a limitation on beneficial ownership of 4.99%; and, notwithstanding the foregoing, if stockholder approval is required for the issuance of the Warrant, such approval will be obtained no later than six (6) months following the Closing.

8.2	In the event of an adjustment(s) to the Exercise Price of the Warrant pursuant to Section 2(a) of the Warrant following a Dilutive Issuance (as defined in the Warrant), then the Company shall issue to the Lender an additional warrant (the “Additional Warrant”) in substantially the same form as the Warrant to purchase such number of shares of Common Stock of the Company so that the aggregate exercise price payable under the Warrant and the Additional Warrant, after taking into account the decrease in the Exercise Price (as defined in the Warrant), shall be equal to the aggregate Exercise Price under the Warrant immediately prior to the date of such Dilutive Issuance.

9.	Transfer or Resale

9.1.	The Parties further acknowledge and are aware that the shares of Common Stock issuable upon the exercise of the Warrants (collectively, the “Shares”), may only be disposed of in compliance with respective U.S. state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, the Borrower may require the transferor thereof to provide to the Borrower an opinion of counsel selected by the transferor and reasonably acceptable to the Borrower, the form and substance of which opinion shall be reasonably satisfactory to the Borrower, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

9.2.	The Lender agrees to the imprinting, so long as required by this Section 9.2, of a legend on any such Shares (issuable upon the exercise of the Warrants) in the following form:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

9.3.	Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 9.2 hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 under the Securities Act (“Rule 144”), (iii) if Shares are eligible for sale under Rule 144, without the requirement for the Borrower to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Borrower shall cause its counsel to issue a legal opinion to the transfer agent of the Borrower promptly after the respective effective date of the transfer if required by the transfer agent to effect the removal of the legend hereunder.

9.4.	The Lender agrees with the Borrower that the Lender will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Shares as set forth in this Section 9 is predicated upon the Company’s reliance upon this understanding

10.	Undertakings

10.1.	Within seventy five (75) days from the Effective Date, the Company shall file a registration statement with the SEC to register the resale of the Shares by the Lender, or any Shares issuable to the Lender pursuant to an adjustment(s) set forth in the Warrants or Shares issuable pursuant to the Additional Warrant, so as to permit the public resale thereof (the “Resale Registration Statement”). However, if the Company files another resale registration statement with the SEC prior to such date, the Company shall use reasonable best efforts to register the resale of the Shares together with such other registration statement. The Company will use its reasonable efforts to ensure that such Resale Registration Statement is declared effective by the SEC within ninety (90) days of the filing thereof. The Company will ensure that all Shares issuable to the Lender are covered by the Resale Registration Statement and to the extent necessary file with, and cause to be decelerated effective by, the SEC, additional registration statements, to register any Shares not covered by the Resale Registration Statement, which such registration statements shall be filed no later than 45 days following the event triggering the increase of the number of Shares issuable to the Lender.

11.	Miscellaneous

11.1.	Governing Law; Jurisdiction. The laws of the State of Israel, irrespective of its conflicts of law principles, shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto. The appropriate courts in Tel-Aviv – Jaffa, Israel shall have exclusive jurisdiction over any dispute or claim in connection with this Agreement and no other court shall have jurisdiction over any such matter.

11.2.	Assignment; Binding Upon Successors and Assigns.

The Lender and the Borrower may not assign any of their rights under this Agreement.

11.3.	Severability

If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, then the remainder of this Agreement and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

11.4.	Counterparts; Scanned Signatures

This Agreement may be executed in any number of counterparts, each of which shall be an original as regards any Party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by one Party hereto to the other Party hereto by e-mail transmission of a photocopy of the original signature page hereto, and upon receipt of such e-mail transmission will be deemed to have the same effect as if the original signature had been delivered to the other parties.

11.5.	Amendments; Expenses

Any term or provision of this Agreement may be amended mutually in writing by the Parties. The Company shall be responsible for up to USD seven thousand five hundred ($7,500) in expenses incurred by the Lender in connection with the Agreement.

11.6.	Waivers

A waiver by a Party of any breach or default by the other Party shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. The failure of a Party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of that Party thereafter to enforce such provisions.

11.7.	Notices

All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by e-mail, sent by certified or registered mail, postage pre-paid, or sent by express courier service. Such notices and other communications shall be effective upon receipt if hand delivered, if sent by e-mail – one (1) Business Day following transmission, seven (7) Business Days after mailing if sent by mail, and one (1) Business Day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other party in accordance with this Clause 14.7: if to Borrower: Nexentis Technologies Inc., HaPardes 134 (Meshek Sander), Neve Yarak, Israel, Attention: David Palach, E-mail:david@n2off.com; if to Lender: L.I.A. Pure Capital Ltd., 20 Wallenberg Raul, Tel Aviv, Israel, Attention: Kfir Zilberman, E-mail: kfir@shremzilberman.com.

11.8.	Term

Notwithstanding the foregoing and in accordance with Section 6 herein, all obligations, covenants and rights of the Parties hereunder shall terminate and expire upon repayment in full of the amounts to be repaid herein.

11.9.	Entire Agreement

This Agreement, the annexes and schedules hereto, constitute the entire understanding and agreement of the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the Parties with respect hereto.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representative of each Party as of the date first stated above.

L.I.A. Pure Capital Ltd.		Nexentis Technologies Inc.

By:	/s/ Kfir Silberman	By:	/s/ David Palach

Name:	Kfir Silberman	Name:	David Palach

Title:	CEO	Title:	CEO

Schedule 3

INVESTOR CERTIFICATION

Whereas, in connection with and as a condition to the undersigned subscriber’s receipt of equity securities (the “Securities”) of Nexentis Technologies Inc. (formerly N2OFF, Inc.) (the “Issuer”), the undersigned understands and agrees that none of the Securities have been or will be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the undersigned in reliance upon one or more exemptions provided in the Securities Act. The Securities are not transferable except in accordance with the restrictions described herein.

The undersigned subscriber represents, warrants, covenants and certifies to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

2.	the Issuer has provided to it the opportunity to ask question and receive answers concerning the Issuer and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with an investment decision to acquire the Securities;

3.	it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

4.	is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act;

5.	it has not purchased the Securities as a result of any form of general solicitation or general advertising; and

6.	if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless the offer, sale or transfer is registered under the Securities Act or the offer, sale or transfer is subject to an exemption from the registration requirements under the Securities Act.

The undersigned subscriber is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act because: (Check all boxes below which correctly describe you.)

☐	The subscriber is a natural person whose individual net worth, or joint net worth with his or her spouse or spousal equivalent, at the time of subscription exceeds $1,000,000 (excluding the value of the subscriber’s primary residence).

☐	The subscriber is natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year.

☐	The subscriber is a director, executive officer, general partner or (if the Company is a limited liability company) manager of the Company or, if the Company is partnership or a limited liability company, a director, executive officer, general partner or (if the general partner or manager of the Company is a limited liability company) manager of the Company’s general partner or manager.

☐	The subscriber is an investment adviser relying on the exemption from registering with the U.S. Securities and Exchange Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.

☐	The subscriber is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the U.S. Securities and Exchange Commission has designated as qualifying an individual for accredited investor status.

☐	The subscriber is a natural person who is either (i) an executive officer, trustee, general partner, advisory board member, or person serving in a similar capacity for the Company or an Affiliated Management Person of the Company (i.e., an individual or entity that manages the investment activities of the Company) or (ii) an employee of the Company or an Affiliated Management Person (other than an employee performing solely clerical, secretarial or administrative functions with regard to the Company or an Affiliated Management Person or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Company or an Affiliated Management Person, provided that he or she has been performing such functions and duties for or on behalf of the Company for at least 12 months, if the Company would be an investment company, as defined by in Section 3 of the Investment Company Act of 1940, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of such Act.

☐	The subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who either alone or with such person’s purchaser representative(s) has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment. The subscriber is a family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, with assets under management in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, and whose prospective investment in the Company is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	The subscriber is a family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in the preceding paragraph and whose prospective investment in the Company is directed on behalf of such family office by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	The subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a corporation, a Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring an interest in the Company, with more than $5,000,000 in assets.

☐	The subscriber is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or a fiduciary capacity.

☐	The subscriber is a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934.

☐	The subscriber is an insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	The subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

☐	The subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	The subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such a plan has total assets in excess of $5,000,000.

☐	The subscriber is a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940.

☐	The subscriber is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐	The subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the decision to invest is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser.

☐	The subscriber is an employee benefit plan within the meaning of Title I of ERISA having total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	The subscriber is an entity, of a type not listed previously, not formed for the specific purpose of acquiring the securities offered, owning investments, as defined in Rule 2a51-1(b) under the Investment Company Act of 1940, in excess of $5,000,000.

☐	The subscriber is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth above.

☐	None of the above.

The undersigned subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

L.I.A. Pure Capital Ltd.

By:	Kfir Silberman
Its:	CEO
Date:

Schedule 4.1 – Company’s bank account details

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